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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 16, 2004



                         CALIFORNIA PIZZA KITCHEN, INC.
             (Exact name of registrant as specified in its charter)



         California                     000-31149              95-4040623
-------------------------------       ------------         -------------------
(State or other jurisdiction of        (Commission           (IRS Employer
incorporation or organization)         File Number)         Identification No.)




6053 West Century Boulevard, 11th Floor
      Los Angeles, California                             90045-6438
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(Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (310) 342-5000




                                 Not Applicable
               --------------------------------------------------
          (Former name or former address, if changed since last report



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On August 16, 2004, California Pizza Kitchen, Inc. (the "Company") issued a press release announcing that the Company's Board of Directors has authorized management to repurchase up to $20,000,000 of California Pizza Kitchen, Inc. common stock from time to time in the open market and through privately negotiated transactions under a new share repurchase program. The repurchase program will operate under parameters established by the Board of Directors and as market conditions permit.

A copy of the Company's press release is attached hereto as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits

  Exhibit                  Description
-----------                -----------
    99.1 Press Release, dated August 16, 2004 entitled: "California Pizza Kitchen, Inc. Authorizes $20,000,000 Share Repurchase Program."




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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 16, 2004                      California Pizza Kitchen, Inc.
                                     a California corporation

                                     By:      /s/ Richard L. Rosenfield
                                     ---------------------------------------
                                              Co-Chief Executive Officer

                                     By:      /s/ Larry S. Flax
                                     ---------------------------------------
                                              Co-Chief Executive Officer




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                                 EXHIBIT INDEX



  Exhibit                  Description
-----------                -----------
    99.1 Press Release, dated August 16, 2004 entitled: "California Pizza Kitchen, Inc. Authorizes $20,000,000 Share Repurchase Program."